UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 30, 2003 (Date of earliest event reported)

CENTRA SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27861	04-3268918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Bedford Street

Lexington, MA 02420

(Address of principal executive offices)

Telephone: (781) 861-7000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number	Description

99.1	Press Release dated July 30, 2003 announcing appointment of Paul R. Gudonis as President and Chief Executive Officer of the registrant.

99.2	Press Release dated July 30, 2003 announcing financial results for the second quarter ended June 30, 2003.

Item 9.    Regulation FD Disclosure

On July 30, 2003, the registrant issued a press release announcing that Paul R. Gudonis is joining the registrant as its President and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 12.    Results of Operations and Financial Condition

On July 30, 2003, Centra Software, Inc. (“Centra”) issued a press release announcing its financial results for its second quarter ended June 30, 2003. The full text of the press release is attached hereto as Exhibit 99.2 to this Report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2003	CENTRA SOFTWARE, INC.

	By:	/s/ LEON NAVICKAS
Name: Leon Navickas Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 30, 2003 announcing appointment of Paul R. Gudonis as President and Chief Executive Officer of the registrant.

99.2	Press Release dated July 30, 2003 announcing financial results for the second quarter ended June 30, 2003.